UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            GALAXY ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:__________
    2) Aggregate number of securities to which transaction applies: ____________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
    4)  Proposed maximum aggregate value of transaction: _______________________
    5) Total fee paid: _________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid: ________________________________________________
    2)  Form, Schedule or Registration Statement No.: __________________________
    3)  Filing Party: __________________________________________________________
    4)  Date Filed: ____________________________________________________________

                            GALAXY ENERGY CORPORATION
                       1001 BRICKELL BAY DRIVE, SUITE 2202
                              MIAMI, FLORIDA 33131


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the holders of Common Stock of Galaxy Energy Corporation:

The annual meeting (the "Annual Meeting") of shareholders of Galaxy Energy Corporation (the "Company") will be held at the JW Marriott, 1109 Brickell Avenue, Miami, Florida, on Thursday, June 3, 2004, at 10:00 a.m., Eastern Daylight Time, to consider and vote on:

(1)   The election of seven directors to the Company's Board of Directors; and

(2) Such other business as may properly come before the Annual Meeting and at any adjournments thereof.

Only holders of record of the Company's common stock at the close of business on April 9, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Even if you now expect to attend the Annual Meeting, you are requested to mark, sign, date, and return the accompanying proxy in the enclosed addressed, postage-paid envelope. If you attend the Annual Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

                                    By Order of the Board of Directors


                                    /s/ GERRI BARATZ
                                    ----------------------------------------
                                    Gerri Baratz, Corporate Secretary

Miami, Florida
April 30, 2004

                           GALAXY ENERGY CORPORATION
                       1001 BRICKELL BAY DRIVE, SUITE 2202
                              MIAMI, FLORIDA 33131

                                 PROXY STATEMENT
                                 APRIL 30, 2004


This Proxy Statement is furnished to the shareholders of Galaxy Energy Corporation (the "Company") in connection with the solicitation on behalf of the Board of Directors (the "Board") of proxies for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the JW Marriott, 1109 Brickell Avenue, Miami, Florida, on Thursday, June 3, 2004, at 10:00 a.m., Eastern Daylight Time, and at any adjournments thereof.

This Proxy Statement and the enclosed form of proxy is first being mailed to shareholders on or about April 30, 2004, and the cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile and electronic means. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

                                     VOTING

WHO CAN VOTE

Only shareholders of record as of the close of business on April 9, 2004 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. On April 9, 2004, the Company had outstanding 49,683,932 shares of common stock, $0.001 par value per share (the "Common Stock"). Each share of Common Stock you own entitles you to one vote on each matter to be voted on at the Annual Meeting.

HOW YOU CAN VOTE

You may vote your shares in person by attending the Annual Meeting or you may vote by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you return your signed proxy card before the Annual Meeting, the named proxy will vote your shares as you direct. If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted (i) FOR the election of all nominees for director as described under "Election of Directors"; and (ii) in the discretion of the persons named in the enclosed proxy, on any other matters that may properly come before the Annual Meeting.

YOU MAY REVOKE OR CHANGE YOUR VOTE

You may revoke the enclosed proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person at the Annual Meeting in a manner inconsistent with a proxy previously filed on the shareholder's behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.



Galaxy Energy Corporation Proxy Statement - Page 1

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

The Company's Bylaws authorize the Board to determine from time to time by resolution the number of directors. The Board has fixed the number of directors to be elected at the Annual Meeting at seven, and proxies cannot be voted for a greater number of persons. Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received for the election of the seven nominees named below to each serve until the next Annual Meeting and thereafter until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. The Company's directors are elected by a plurality vote.

INFORMATION ABOUT DIRECTORS

The following sets forth certain information about the nominees for director of the Company.

    o MARC E. BRUNER, age 31, became our President and director upon the acquisition of Dolphin Energy in November 2002. He has served as president of Dolphin Energy since June 2002. From September 1999 to June 2002, he worked as an investment banker and analyst for Resource Venture Management AG, a Swiss-based energy sector consulting firm. From January 1999 to September 1999, Mr. Bruner did miscellaneous consulting work. He was a senior account executive for J.B. Oxford & Co., a national securities firm, from February 1997 to January 1999; and an account executive for GKN Securities, Boca Raton, Florida, from June 1996 to November 1996. Mr. Bruner holds a B.S. degree in accounting from the University of Notre Dame. Mr. Bruner devotes all of his working time to the business of the Company.

    o CARMEN LOTITO, age 60, became our Chief Financial Officer, Treasurer and director upon the acquisition of Dolphin Energy in November 2002. He has been a director and the chairman of the audit and compensation committees of Gasco Energy, Inc., a publicly-traded natural gas and petroleum exploitation and development company based in Englewood, Colorado, since April 2001. He served as vice president, chief financial officer and director of Coriko Corporation, a private business development company, from November 2000 to August 2002. From July 1998 to October 1999, Mr. Lotito served as director of marketing and business development for Impact Web Development, Salt Lake City, Utah. Prior to joining Coriko, Mr. Lotito was self-employed as a financial consultant. In 1988, Mr. Lotito joined ConAgra, Inc., in San Antonio, Texas as a brand manager. In 1966, Mr. Lotito joined the firm of Pannell, Kerr Forester & Co. as a senior accountant in management and audit services for the company's Los Angeles and San Diego, California offices. Mr. Lotito holds a BS degree in Accounting from the University of Southern California. Mr. Lotito is the stepfather of Marc
         E. Bruner. Mr. Lotito devotes all of his working time to the business of the Company.

    o CECIL D. GRITZ, age 60, became a director upon the acquisition of Dolphin Energy in November 2002 and became our chief operating officer in October 2003. He has worked in the oil and gas industry for more than three decades and holds an advanced degree in petroleum engineering and is a graduate of the Colorado School of Mines. Mr. Gritz worked as an engineer in various capacities for Shell Oil Company from June 1966 to August 1973. After leaving Shell Oil Company, he worked as a drilling and production manager, president of a drilling company, and petroleum engineer for companies in Denver, Colorado. He was the vice president of engineering



Galaxy Energy Corporation Proxy Statement - Page 2 and operations for Vista Resources, Inc., Denver, Colorado, from July 1977 to September 1982, and the drilling and production manager for Trend Exploration Limited, Denver, Colorado, from September 1982 to September 1986. As an in-house full-time consultant, he provided services as a petroleum engineer and project manager for David Schlachter Oil & Gas, an independent oil and gas company based in Dallas, Texas, from September 1986 to March 1988. He was vice president of operations for Dantex Oil & Gas, Inc., Dallas, Texas, from March 1988 to August 1993. Mr. Gritz has been a manager and consulting petroleum engineer for Harbor Petroleum, LLC in Granbury, Texas, since August 1993. He is a 50% owner of that company. Mr. Gritz devotes approximately 90% of his working time to the business of the Company, as the other 50% owner of Harbor Petroleum handles Harbor's only outside client.

    o DR. JAMES M. EDWARDS, age 58, became a director upon the acquisition of Dolphin Energy in November 2002. He has been actively involved in international oil and gas exploration and exploitation for more than 27 years. He has participated in oil and gas discoveries in Australia, Columbia, Equatorial Guinea, France, Norway, Trinidad, Thailand, the United Kingdom, and the United States. Dr. Edwards previously worked as chief geologist for Triton Energy Corporation. While with Triton, he participated in the discovery efforts of the Cusiana/Cupiagua Field Complex, Columbia. Since June 1991, he has been the president of Equinox Energy Corp., an oil and gas consulting company located in Dallas, Texas. Dr. Edwards holds advanced degrees in geology, including a Master of Science from the University of Georgia and a Ph.D. from Rice University. Mr. Edwards devotes approximately 25 hours per month to the business of the Company.

    o ROBERT THOMAS FETTERS, JR., age 64, became a director in March 2004. He began his career in the oil and gas industry in 1966 when he joined Exxon, USA (then known as Humble Oil and Refining). He served in various capacities including exploration, production, and research management and as exploration planning manager. Internationally, he held positions as chief geologist for Esso Production Malaysia and exploration manager for Esso Australia. In 1983, Mr. Fetters joined Consolidated Natural Gas, serving as the president and CEO of its subsidiary, CNG Producing Company, from 1984 to 1989. From 1990 to 1995, he was the president of exploration and production for the Exploration Company of Louisiana, and from 1995 to 1997, he was the senior vice president of operations for National Energy Group in Dallas, Texas. In 1997, Mr. Fetters co-founded Beta Oil and Gas, Inc., based in Houston, Texas, and served as its managing director of exploration to September 2002. He continued to act as a consultant to Beta Oil and Gas after leaving his position to December 2002. In January 2003, he co-found Delta Resources, LLC, Houston, Texas, which was formed specifically to utilize leading edge technology in oil and gas exploration. He continues to serve as Delta's CEO and a director. In January 2003, he also co-founded Alliance Oil & Gas Company, LLC, Houston, Texas, which is principally involved in oil and gas acquisitions. He continues to serve as Alliance's chairman and a director. Since January 2004, Mr. Fetters has served as the president of Waveland Energy Partners, LLC, of Irvine, California. He holds both a bachelor's and master's degree in geology from the University of Tennessee.

    o THOMAS W. ROLLINS, age 72, became a director in March 2004. He has been the chief executive officer of Rollins Resources, his natural gas and oil consulting firm in Houston, Texas, since 1985. He has also been a director of Remington Oil and Gas Corporation, a publicly-traded company headquartered in Dallas, Texas, since July 1996 and a member of the executive committee of its board of directors. Mr. Rollins previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company, and Felmont Oil Corporation. In 1953, he received his degree in geological engineering and is a distinguished graduate medallist from the



Galaxy Energy Corporation Proxy Statement - Page 3

         Colorado School of Mines. He is a member of the American Association of Petroleum Geologists and the American Petroleum Institute.

    o NATHAN C. COLLINS, age 69, became a director in April 2004. He has served as a director of First State Bank of Flagstaff, Arizona, since September 1998. Mr. Collins retired in 2003 after a long career in banking. Most recently, he served as president and CEO of Bank of the Southwest from February 2002 to September 2003, a community bank in Tempe, Arizona. From September 1999 to February 2002, he was the president of Nordstrom fsb in Scottsdale, Arizona. Nordstrom fsb, a wholly-owned subsidiary of Nordstrom, Inc., issues Nordstrom branded credit and debit cards, offers checking account and other financial services to Nordstrom customers, and provides related services and support for a number of other Nordstrom activities. His banking career spans 39 years, including serving as executive vice president, chief lending officer, and chief audit officer of Valley National Bank of Arizona, where he served from August 1964 to September 1987.

DIRECTOR INDEPENDENCE DETERMINATIONS

The Board has evaluated the independence of the members of the Board under the independence standards promulgated by the American Stock Exchange (the "AMEX"). In conducting this evaluation, the Board considered transactions and relationships between each director nominee or his immediate family and the Company to determine whether any such transactions or relationships were material and, therefore, inconsistent with a determination that each such director nominee is independent. Based upon that evaluation, the Board determined that Dr Edwards and Messrs. Collins, Fetters, and Rollins have no material relationship with the Company and, thus, are independent.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended November 30, 2003, the Board held three regularly scheduled meetings and three special meetings via teleconference. Each director participated in at least 75% of the aggregate total number of meetings held by the Board and all committees of which he was a member that were held during the period in which he served.

The Board has an Audit Committee, Nominating Committee, and Compensation Committee. All of the members of these committees are non-employee, independent directors in accordance with the AMEX listing standards. In addition, the Board has an Executive Committee, comprised of Marc E. Bruner, James Edwards, and Tom Fetters.

AUDIT COMMITTEE

The current members of the Audit Committee are Nathan Collins, James Edwards, and Tom Fetters. The Board has determined that Mr. Collins is the audit committee financial expert, as defined by the Securities and Exchange Commission ("SEC") rules and has accounting or related financial management expertise under the rules of the AMEX. All of the members of the Audit Committee are independent under the SEC rules pertaining to audit committee members. The Audit Committee met four times in during the fiscal year ended November 30, 2003. The Audit Committee adopted an Audit Committee Charter, which is attached to this Proxy statement as Appendix A. The Audit Committee is responsible for (i) making recommendations to the Board concerning the engagement of the Company's independent public accountants, (ii) consulting with the independent public accountants with regard to the audit plan, (iii) consulting with the Company's principal financial and accounting officers on any matter the Audit Committee or the principal financial and accounting officers deem appropriate in connection with carrying out the audit, (iv) reviewing the results of audits of the Company by its independent public



Galaxy Energy Corporation Proxy Statement - Page 4 accountants, (v) reviewing all related party transactions and all other potential conflict of interest situations, (vi) discussing audit recommendations with management and reporting the results of its reviews to the Board and (vii) performing such other functions as may be prescribed by the Board.

NOMINATING COMMITTEE

The Nominating Committee was formed in April 2004. The current members of the Nominating Committee are Thomas Rollins, Tom Fetters, and James Edwards. The Nominating Committee is responsible for (i) making recommendations to the Board about appropriate composition of the Board and its committees, (ii) evaluating potential director nominees and making recommendations to the Board regarding those director nominees that may be considered for election to the Board at the Annual Meeting, (iii) advising the Board on corporate governance practices and policies, (iv) overseeing the evaluation of the Board and management of the Company, (v) making recommendations to the Board regarding succession planning, and (vi) performing such other functions as may be prescribed by the Board.

The Board's current criteria for selecting new directors do not include specific minimum qualifications, but include criteria relating to a candidate's business experience and accomplishments, lack of conflicts of interest, ability to commit the time to serve effectively, personal characteristics, the Board's needs for diversity of backgrounds and skills, and other pertinent considerations. The Nominating Committee periodically reviews the appropriate skills, experience, perspectives and characteristics required of Board members or candidates in the context of the perceived needs of the Board at the time.

The Committee will consider suggestions for potential director nominees from many sources, including members of the Board, management, advisors and shareholders. All of the nominees for director recommended for election by the shareholders at the 2004 Annual Meeting are current members of the Board. The Committee will consider nominees recommended by shareholders in the same manner as other candidates. Nominations of candidates for election to the Board may be made by any shareholder entitled to vote at a meeting of shareholders called for the election of directors. Shareholder recommendations for director nominees must be submitted in writing to Chairman, Nominating Committee, care of the CEO, Galaxy Energy Corporation, 1001 Brickell Bay Drive, Suite 2202, Miami, Florida 33131 by the deadline for shareholder proposals referred to at the end of this proxy statement. Unsolicited recommendations must contain all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director, a description of all direct and indirect arrangements or understandings between the recommending shareholder and the candidate, all other companies to which the candidate is being recommended as a nominee for director, and a signed consent of the candidate to cooperate with reasonable background checks and personal interviews, and to serve as a director of the Company, if elected.

COMPENSATION COMMITTEE

The current members of the Compensation Committee are Nathan Collins, James Edwards, and Thomas Rollins. The Compensation Committee, which was formed in April 2004, administers the Company's stock option plans, makes decisions concerning salaries and incentive compensation for the Company's executive officers, and performs such other functions as may be prescribed by the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries prior to or while serving on the Compensation Committee. In 2003, no executive officer


Galaxy Energy Corporation Proxy Statement - Page 5 of the Company served as a director or member of the compensation committee of another entity, any of whose executive officers served on the Board or on the Compensation Committee of the Company.

The Company does not maintain a formal policy regarding the Board's attendance at annual shareholder meetings. At the 2003 Annual Meeting, all of the persons who were directors at that time were present.

DIRECTOR COMPENSATION

From April 1, 2003 through February 29, 2004, we paid our two outside directors a stipend of $1,500 per month. On May 15, 2003, we also granted each of them options to purchase 60,000 shares at $1.00 per share, exercisable through May 15, 2013. One-third of these options vests each year beginning May 15, 2004.

Beginning March 1, 2004, we pay our outside directors $2,500 per month, plus an additional $500 per month for each committee on which they serve. Outside directors were also granted 60,000 stock options, which vested immediately and are exercisable through March 2, 2014 at $3.51 per share. Each January 1, beginning January 1, 2005, we will grant our outside directors options to purchase 60,000 shares of common stock, which shall vest immediately and be exercisable for ten years at the market price as of date of grant.

CODE OF ETHICS

The Company has a Code of Business Conduct and Ethics that applies to all employees, officers and directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during the fiscal year ended November 30, 2003, there was compliance with all
Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners except as follows:

--------------------------------------------------------------------------------
REPORTING PERSON            DATE REPORT DUE            DATE REPORT FILED
--------------------------------------------------------------------------------
Marc A. Bruner            Form 4 due 03/04/03              07/15/03
--------------------------------------------------------------------------------
James M. Edwards          Form 4 due 05/19/03              09/22/03
--------------------------------------------------------------------------------
Chris D. Wright           Form 4 due 05/19/03              08/22/03
--------------------------------------------------------------------------------
Thomas G. Fails           Form 4 due 06/04/03              06/25/03
--------------------------------------------------------------------------------
Marc A. Bruner            Form 4 due 06/04/03              07/15/03
--------------------------------------------------------------------------------
Marc A. Bruner            Form 4 due 09/26/03              10/14/03
--------------------------------------------------------------------------------

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


Galaxy Energy Corporation Proxy Statement - Page 6

                             PRINCIPAL SHAREHOLDERS

The following table indicates the beneficial ownership, as of April 9, 2004, of the Company's Common Stock by (i) each director and director nominee, (ii) each Named Officer disclosed under the "Summary Compensation Table," (iii) each person known by the Company to own more than 5% of the outstanding shares of the Company's Common Stock, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated below, all shares indicated as beneficially owned are held with sole voting and investment power.


                                                     AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)<F1>         BENEFICIAL OWNERSHIP         PERCENT OF CLASS (2) <F2>

Marc A. Bruner                                        12,628,354 (3)(4)<F3><F4>            25.1%
29 Blauenweg
Metzerlen, Switzerland 4116

Resource Venture Management                            5,222,729 (4)<F4>                   10.5%
29 Blauenweg
Metzerlen, Switzerland 4116

RAB Capital Limited (5)<F5>                            5,423,730 (6)<F6>                    9.8%
No. 1 Adam Street
London W2CN 6LE
United Kingdom

Bruner Group, LLP                                      4,500,000 (4)<F4>                    9.1%
1775 Sherman Street #1375
Denver, Colorado 80203

DL Family Partnership                                    3,000,000                          6.0%
P.O. Box 656
Casper, Wyoming 82602

Marc E. Bruner                                         1,537,500 (4)(7)<F4><F7>             3.1%

Carmen Lotito                                          1,025,000 (4)(8)<F4><F8>             2.1%

Dr. James Edwards                                         80,000 (9)<F9>                    0.2%

Robert Thomas Fetters, Jr.                                60,000 (10)<F10>                  0.1%

Thomas W. Rollins                                         60,000 (10)<F10>                  0.1%

Cecil D. Gritz                                            31,250 (11)<F11>                  0.1%

Richard E. Kurtenbach                                     18,750 (12)<F12>                  (14)

Gerri Baratz                                               6,250 (13)<F13>                  (14)

Nathan C. Collins                                             0                              --

All officers and directors as a group (9 persons)      2,818,750 (15)<F15>                  5.6%

-----------------------

Galaxy Energy Corporation Proxy Statement - Page 7


(1)<F1> To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2)<F2> This table is based on 49,683,932 shares of Common Stock outstanding as of April 9, 2004. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from April 9, 2004, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)<F3> Included in Mr. Bruner's share ownership are shares owned of record by Resource Venture Management and Bruner Group, LLP. Mr. Bruner is a control person of both these entities. Also included in Mr. Bruner's share ownership are 542,373 shares issuable upon conversion of a convertible debenture and exercise of warrants.

(4)<F4> This shareholder has signed a lock-up agreement restricting the sale or transfer of one-half of the shares owned until September 24, 2004 and the remaining half until March 24, 2005.

(5)<F5> This shareholder has filed a statement disclosing shared voting and dispositive power as part of a group that includes RAB Special Situations LP, William Philip Richards, and Michael Alen-Buckley of the same address and RAB European High Yield Fund Limited and RAB Partners Limited of Walker House, Mary Street George Town, Grand Cayman.

(6)<F6> Consists of 3,389,830 shares of common stock issuable upon conversion of convertible debentures in the principal amount of $2,000,000 and 2,033,900 shares of common stock issuable upon exercise of warrants.

(7)<F7>   Includes 37,500 shares issuable upon exercise of stock options.

(8)<F8>   Includes 25,000 shares issuable upon exercise of stock options.

(9)<F9>   Includes 80,000 shares issuable upon exercise of stock options.

(10)<F10> Includes 60,000 shares issuable upon exercise of stock options.

(11)<F11> Includes 31,250 shares issuable upon exercise of stock options.

(12)<F12> Includes 18,750 shares issuable upon exercise of stock options.

(13)<F13> Includes 6,250 shares issuable upon exercise of stock options.

(14)<F14> Less than 0.1%

(15)<F15> Includes 318,750 shares issuable upon exercise of stock options.


                        EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and titles of the Company's executive officers are listed below, along with a description of their business experience during the last five years. Information regarding Marc E. Bruner, Carmen Lotito, and Cecil D. Gritz is set forth above under "Proposal One: Election of Directors -- Information about Directors."
    NAME                         AGE     POSITION
    Marc E. Bruner                31     President and Director
    Carmen Lotito                 59     Chief Financial Officer, Treasurer and
                                         Director
    Cecil D. Gritz                60     Chief Operating Officer and Director
    Richard E. Kurtenbach         48     Vice President - Administration and
                                         Controller
    Gerri Baratz                  54     Secretary


Galaxy Energy Corporation Proxy Statement - Page 8

RICHARD E. KURTENBACH became our Vice President - Administration and Controller in April 2004, after having worked for us on a part-time basis since January 2004. He has over 25 years of experience in domestic and international oil and gas operations and auditing. From May 2003 to January 2004, he was an accounting supervisor with respect to the Powder River business unit for Marathon Oil Company, with responsibility for the preparation and analytical review of monthly and quarterly financial statements for local management and corporate consolidation purposes. He was the finance and administration manager for Hilton Petroleum, Inc./STB Energy, Inc. from March 1998 to January 2001. He provided management of all financial, administrative and accounting functions for these companies that were U.S. subsidiaries of a Canadian publicly traded company. Between his employment with Marathon Oil and Hilton/STB, he was self-employed as a financial, accounting, auditing, tax, and administrative consultant. Mr. Kurtenbach received a bachelor of science degree in accounting from Illinois State University and is licensed as a certified public accountant in Illinois and Colorado (inactive status).

GERRI BARATZ became our Secretary in January 2004. She joined Dolphin Energy Corporation as an administrative assistant in August 2003. From February 1992 to September 2002, she served as an administrative assistant and office manager for VALIC, a company in Miami, Florida, that provided school, hospital, and government employees with a range of financial services, including various savings plans, IRAs, mutual funds, life insurance, long-term care insurance, and short-term disability insurance. After leaving VALIC, Ms. Baratz took a few months off. She then worked for two temporary services agencies in Miami, Florida, from December 2002 to August 2003. Ms. Baratz devotes all of her working time to the business of the company.


                             EXECUTIVE COMPENSATION

The following table sets forth information about the remuneration of our chief executive officers for the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                          LONG TERM COMPENSATION
                                                                   ------------------------------------
                                ANNUAL COMPENSATION                        AWARDS             PAYOUTS
                                                                                SECURITIES
                                                         OTHER     RESTRICTED     UNDER-
    NAME AND                                             ANNUAL      STOCK        LYING        LTIP        ALL OTHER
    PRINCIPAL                                           COMPENSA-   AWARD(S)     OPTIONS/      PAYOUTS     COMPENSA-
    POSITION        YEAR    SALARY ($)    BONUS ($)     TION ($)      ($)        SARS (#)        ($)        TION ($)
----------------------------------------------------------------------------------------------------------------------
 Marc E. Bruner     2003      $72,000        -0-          -0-          -0-          -0-          -0-          -0-
  President (1)<F1> 2002      $47,000        -0-          -0-          -0-          -0-          -0-          -0-
----------------------------------------------------------------------------------------------------------------------
   Gregory C.       2002        -0-          -0-          -0-          -0-          -0-          -0-          -0-
     Burnett        2001        -0-          -0-          -0-          -0-          -0-          -0-          -0-
  President (2)<F2>
----------------------------------------------------------------------------------------------------------------------
--------------------

(1)<F1> Mr. Bruner has been the President from November 13, 2002. The salary shown above includes consulting fees paid to Mr. Bruner.
(2)<F2>  Mr. Burnett was the President from December 17, 1999 to November 13,
         2002.

During the last fiscal year, there were no grants of stock options, stock appreciation rights, benefits under long-term incentive plans or other forms of compensation involving our officers. We reimburse our officers and directors for reasonable expenses incurred during the course of their performance.


Galaxy Energy Corporation Proxy Statement - Page 9

STOCK OPTION PLAN

Our stockholders adopted a 2003 Stock Option Plan in May 2003, under which options to purchase up to 3,500,000 shares of common stock may be granted. The plan provides for the granting of incentive stock options to our employees and non-statutory options to our employees, advisors and consultants. Our compensation committee of the board administers the plan. The maximum aggregate number of common shares underlying all options to be granted to any one person may not exceed 60% of authorized options.

The committee determines the exercise price for each option at the time the option is granted. The exercise price for shares under an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The fair market value price is the closing price per share on the date the option is granted. The committee also determines when options become exercisable. The plan permits payment to be made by cash, check, broker assisted same day sales, and by delivery of other shares of our stock which optionees have owned for six (6) months or more as of the exercise date. The term of an option may be no more than ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

Unless otherwise expressly provided in any option agreement, the unexercised portion of any option granted to an optionee shall automatically terminate one year after the date on which the optionee's employment or service is terminated for any reason, other than by reason of cause, voluntary termination of employment or service by the optionee, or the optionee's death. Options shall terminate immediately upon the termination of an optionee's employment for cause or 30 days after the voluntary termination of employment or service by the optionee. If an optionee's employment or consulting relationship terminates as a result of his or her death, then all options he or she could have exercised at the date of death, or would have been able to exercise within the following year if the employment or consulting relationship had continued, may be exercised within the one year period following the optionee's death by his or her estate or by the person who acquired the exercise right by bequest or inheritance.

Options granted under the plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee, except that a non-statutory stock option may be transferred to a family member or trust for the benefit of a family member if the committee's prior written consent is obtained.

We have the right to redeem any shares issued to any optionee upon exercise of the option granted under the plan immediately upon the termination of optionee's employment or service arising from disability, the death of the optionee, the voluntary termination of employment or services of the optionee, or the termination of employment or services of the optionee for cause. The redemption price is the fair market value of the shares on the date of the event of redemption.

In the event that our stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the plan, the number and class of shares of stock subject to any option outstanding under the plan, and the exercise price for shares subject to any such outstanding option.

In the event of a merger in which our shareholders immediately before the merger own 50% or more of the issued and outstanding shares of stock of the resulting entity after the merger, then existing options shall automatically convert into options to receive stock of the resulting entity. Unless otherwise expressly provided in any option, the committee in its sole discretion may cancel, effective upon the date of the consummation of any change of control, any option that remains unexercised on such date.



Galaxy Energy Corporation Proxy Statement - Page 10

The board may amend, alter, suspend, or terminate the plan, or any part thereof, at any time and for any reason. However, we must obtain shareholder approval for any amendment to the plan to the extent necessary and desirable to comply with applicable laws. No such action by the board or shareholders may alter or impair any option previously granted under the plan without the written consent of the optionee. The plan shall remain in effect until terminated by action of the board or operation of law.

As of November 30, 2003, options to purchase 120,000 shares were outstanding at an average exercise price of $1.00 per share and 3,380,000 shares were available for future grant.


                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board (the "Audit Committee") is comprised of three members of the Company's Board, each of whom is independent as defined in the AMEX listing standards. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, attached to this Proxy Statement as Appendix A. The Audit Committee has: (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended November 30, 2003 with the Company's management, (ii) discussed with Wheeler Wasoff, PC ("Wheeler Wasoff"), the Company's independent auditor for fiscal year 2003, the matters required to be discussed by Statement on Auditing Standards No. 61 and Statement on Auditing Standards No. 90, and (iii) received and discussed the written disclosures and the letter from Wheeler Wasoff required by Independence Standards Board Statement No. 1 and has discussed with Wheeler Wasoff their independence from the Company. Based on such review and discussions with management and Wheeler Wasoff, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003 for filing with the Securities and Exchange Commission.

                                  The Audit Committee

                                  Chris Wright, Chairman
                                  James Edwards
                                  Carmen Lotito

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee is responsible for the approval of all fees and other significant compensation to be paid to the independent auditors. The Audit Committee regularly reviews audit related and tax services provided by Wheeler Wasoff and the associated fees and considers whether the provision of such services is compatible with maintaining the independence of Wheeler Wasoff. See report of the Audit Committee above. All of the fees described below were pre-approved by the Audit Committee.

AUDIT, AUDIT-RELATED, TAX AND OTHER FEES

The following is a breakout of aggregate fees billed by Wheeler Wasoff to the Company for the last two fiscal years for (i) the audit of its annual financial statements and review of financial statements included in Form 10-Q ("Audit Fees"), (ii) assurance and related services provided that are reasonably related to the audit ("Audit-Related Fees"), (iii) tax compliance, advice, and planning ("Tax Fees"), and (iv) other products or services provided by Wheeler Wasoff ("Other Fees"):


Galaxy Energy Corporation Proxy Statement - Page 11

                                            2003             2002
       Audit Fees...................    $   54,650       $   14,423
       Audit Related Fees...........             0                0
       Tax Fees.....................         3,500            2,500
       Other Fees (1)...............        14,188           12,587
                                        ----------       ----------
       Total........................    $   72,338       $   29,510
                                        ==========       ==========
-------------

(1) For the fiscal year ended November 30, 2003, our principal accountant billed $14,188 in connection with the review of our registration statement on Form SB-2, review of our current reports on Form 8-K, and a review of our private placement documentation. For the fiscal year ended November 30, 2002, our principal accountant billed $12,587, primarily for the audit of the financial statements of Dolphin Energy Corporation as of and for the period ended September 30, 2002, and for the preparation of pro forma combined financial statements reflecting the acquisition of Dolphin Energy by the company.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

Wheeler Wasoff did not perform financial information system design or implementation services for the Company as specified in Rule 2-01 of Regulation S-X for the year ended November 30, 2003.

SELECTION OF INDEPENDENT ACCOUNTANTS

Wheeler Wasoff served as the Company's independent auditor for fiscal year 2003. The Audit Committee is scheduled to conduct an annual performance review of Wheeler Wasoff, PC and following this review will appoint the independent auditors for fiscal year 2004. A representative of Wheeler Wasoff, PC is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MARC A. BRUNER/RESOURCE VENTURE MANAGEMENT. Marc A. Bruner is one of our principal shareholders, one of the founders of Dolphin Energy, and the father of Marc E. Bruner, who serves as our president and a director. We utilize the services of Marc A. Bruner as a consultant and pay for his services through his company, Resource Venture Management. The nature of his ongoing consulting services is such that we have identified him as Chairman of our Advisory Committee. During the fiscal year ended November 30, 2002, we agreed to pay Resource Venture Management a total of $692,500 for monthly management fees of $162,000 through November 30, 2002, for finding oil and gas projects ($300,000), and for reimbursement of costs and expenses ($230,500). We paid $259,296 in cash and $200,000 by issuing 4,000,000 shares of our common stock, leaving $233,204 due at November 30, 2002. At February 28, 2003, Resource Venture Management agreed to convert its outstanding debt of $233,204, into 233,204 shares of our common stock, valued at $1.00 per share.

We have agreed to enter into a consulting agreement with Resource Venture Management to provide future consulting services for a fee of up to $30,000 per month. Beginning October 1, 2003, we and Resource Venture Management agreed to a reduced fee of $10,000 per month. Such consulting services include service as Chairman of the Advisory Committee. During the year ended November 30, 2003, consulting fees of $320,000 were incurred. We paid Resource Venture Management part of its consulting fees through the issuance of 90,000 shares of common stock valued at $1.00 per share. We subsequently agreed to pay Resource Venture Management additional consulting fees and expenses of $77,500 during

Galaxy Energy Corporation Proxy Statement - Page 12 the year ended November 30, 2003, of which $42,500 is included in accounts payable at November 30, 2003. Resource Venture Management currently has only one employee, Marc A. Bruner.

At November 30, 2003, we also owed Marc A. Bruner $39,500 for amounts advanced to Pannonian International prior to its acquisition by us. Upon our acquisition of Pannonian, we assumed this obligation.

CRUSADER RESOURCES, LLC/MARC A. BRUNER. Our agreement with Horizon Exploitation, Inc., which expired January 15, 2004, identified Crusader Resources, LLC, as the contract operator for the drilling of any wells under the agreement. Crusader Resources, LLC is a Colorado limited liability company of which Brian Hughes and Marc A. Bruner were the only members at the time of the agreement. Mr. Bruner has since sold his interest in Crusader Resources, LLC to Brian Hughes, who is also the manager of Crusader Resources.

The agreement stated that a contract operatorship well fee of $5,000 was to be paid to the Crusader Resources as contract operator. To date, no amounts have been paid to Crusader Resources, LLC, as no wells have been drilled under the agreement. Further, the contract operating agreement with Crusader stated that all wells on the subject leases were to be drilled on a competitive contract basis at the usual rates prevailing in the area. Since we have retained Continental Industries as operator with respect to our Powder River Basin acreage in Wyoming, it is anticipated that our new agreement with Horizon will identify Continental Industries instead of Crusader Resources as the contract operator.

Crusader Resources, based in Denver, Colorado and organized in May 2002, was recommended to Horizon Exploitation because of the extensive drilling experience of Brian Hughes in the Powder River Basin area. While Crusader Resources has no clients and has not served as a contract operator, Mr. Hughes has drilled over 1,500 wells in that area. We have retained Brian Hughes to serve as a member of our Advisory Committee, but have not completed a consulting agreement with him. For the fiscal year ended November 30, 2003, we reimbursed Brian Hughes $25,000 for expenses incurred on our behalf.

PANNONIAN INTERNATIONAL, LTD./THOMAS G. FAILS. On November 15, 2002, we executed a letter of intent to acquire Pannonian International, Ltd., a Colorado corporation, solely for shares of our common stock. Thomas G. Fails became one of our directors on November 13, 2002 and resigned March 2, 2004. Mr. Fails is the president and a director of Pannonian International, Ltd. At November 30, 2002, Pannonian International owed us $25,000 for advances made in contemplation of the acquisition transaction. We completed the acquisition of Pannonian International on June 2, 2003, by issuing 1,951,241 shares.

At November 30, 2003, we, through Pannonian International, owed Thomas G. Fails and his company $139,843 for amounts paid by him for the benefit of Pannonian International and/or advanced to Pannonian. Pannonian International shares office space with Mr. Fails and is charged a proportionate share of the office rent and other expenses.

HARBOR PETROLEUM, LLC AND FLORIDA ENERGY, INC. From May 2002 through the present, Dolphin Energy has advanced funds to Harbor Petroleum, LLC for the purposes of acquiring oil, gas and mineral interest leases in Rusk and Nacogdoches Counties, Texas. Harbor Petroleum is 50%-owned and managed by Cecil Gritz, our chief operating officer and one of our directors. During the years ended November 30, 2003 and 2002, we incurred total costs with Harbor Petroleum of $344,294 and $355,817, respectively. Of those amounts, $254,084 in 2003, and $266,617 in 2002 were for reimbursement of costs incurred by Harbor to acquire oil and gas leases, and $90,210 in 2003 and $89,200 in 2002 represented consulting fees and expenses from Harbor.


Galaxy Energy Corporation Proxy Statement - Page 13

As of November 30, 2003, leases covering approximately 2,780 acres had been acquired. While the leases are in the names of Harbor Petroleum or Florida Energy, Inc., such leases are held on behalf of Dolphin Energy. Florida Energy is owned and controlled by Stephen E. Bruner, the brother of Marc A. Bruner, our controlling shareholder, and the uncle of Marc E. Bruner, our president.

An agreement dated March 6, 2003 confirms that Dolphin is responsible for payment of all of the acquisition costs and maintenance costs of the leases. Dolphin Energy owns all of the working interests acquired under the leases, except for a 2% overriding royalty interest, shared equally by Harbor Petroleum and Florida Energy. However, with respect to 400 contiguous acres designated by Florida Energy, Florida Energy shall have a 3.125% overriding royalty interest instead of a 1% overriding royalty interest. In addition, Dolphin Energy has agreed to pay Florida Energy a bonus of $50,000 for identifying this lease play. This bonus obligation is evidenced by a promissory note due March 7, 2004 and bears interest at the annual rate of 7-1/2%. Accrued interest at November 30, 2003 on this note was $2,742.

FUTURE TRANSACTIONS. All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party. A majority of the independent, disinterested members of our board of directors will approve future affiliated transactions.

We believe that of the transactions described above have been on terms as favorable to us as could have been obtained from unaffiliated third parties as a result of arm's length negotiations.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

On November 15, 2002, our directors approved the election of Wheeler Wasoff, P.C. to audit the financial statements for the fiscal year ended November 30, 2002. Also on November 15, 2002, we dismissed the former accountants, Andersen Andersen & Strong, L.C. Our board of directors recommended Wheeler Wasoff, P.C. because that firm was the existing certifying accountant for Dolphin Energy Corporation, which was the accounting survivor of the reverse acquisition described above. During the two most recent fiscal years and the subsequent interim period, neither we nor anyone on our behalf consulted Wheeler Wasoff, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. We did not receive, and Wheeler Wasoff, P.C. did not provide, any written or oral advice that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue prior to its engagement by us.

Andersen Andersen & Strong, L.C. had audited our financial statements for the fiscal year ended November 30, 2001. The report of Andersen Andersen & Strong, L.C. did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

The audit report of Andersen Andersen & Strong, L.C. on our financial statements as of and for the fiscal year ended November 30, 2001 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the exploration stage and will need additional working capital for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in
Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two most recent fiscal years and the subsequent interim period through November 15, 2002, there were no disagreements with Andersen Andersen & Strong, L.C. on any matter of accounting


Galaxy Energy Corporation Proxy Statement - Page 14 principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen Andersen & Strong, L.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.


                                  OTHER MATTERS

QUORUM AND VOTING OF PROXIES

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors is determined by a plurality vote of the shares present at the Annual Meeting. Any other matter presented at the Annual Meeting will be decided by a vote of the holders of a majority of the outstanding shares of Common Stock, unless the Articles of Incorporation or Bylaws of the Company, or any express provision of law, require a different vote. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a "broker non-vote"), shares not voted as a result will be counted as not present and not cast with respect to any proposal. All proxies received by the Company in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the director nominees named herein, the approval of the restatement of the 1997 Plan, the approval of the proposed grant of Restricted Shares, and the issuance of and in the proxy holder's discretion for all other matters that come before the Annual Meeting. The Company does not know of any matters to be presented at the Annual Meeting other than those described herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

If you want to include a proposal in the proxy statement for the Company's 2005 Annual Meeting, send the proposal to Galaxy Energy Corporation, Attention:
Corporate Secretary. Proposals must be received on or before December 31, 2004 to be included in next year's proxy statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's Articles of Incorporation and bylaws.

For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit our management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on March 14, 2005 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on March 11, 2005.




Galaxy Energy Corporation Proxy Statement - Page 15

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
             OF THE BOARD OF DIRECTORS OF GALAXY ENERGY CORPORATION

I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors of Galaxy Energy, Inc. ("Galaxy") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

            o Oversee the integrity of Galaxy's financial statements and public disclosures.

            o Monitor the independence and performance of Galaxy's independent auditors and the internal audit function.

            o Oversee Galaxy's compliance with legal and regulatory requirements including those requirements of the Securities and Exchange Committee ("SEC") and other applicable federal and state laws and the rules of any exchange on which Galaxy may be listed.

         The Audit Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone at Galaxy. The Audit Committee has the ability to retain, at Galaxy's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, nonexecutive directors, free from any relationship that would interfere with or compromise the exercise of his or her independent judgment.

         In this connection, no member of the Audit Committee, other than in his or her capacity as a member of the Audit Committee, Board of Directors, or any other Board Committee, shall:

             i. accept any consulting, advisory, or other compensatory fee from the Galaxy; or
            ii.   be an affiliated person of Galaxy or any subsidiary thereof.

         All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial management expertise. In addition, the Audit Committee shall have the authority to authorize expenditures for the education of the members, through the purchase of publications, attendance at seminars or otherwise as is appropriate.

         Audit Committee members shall be appointed by the Board for a term of one (1) year. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in separate executive sessions at least annually


Galaxy Energy Corporation Proxy Statement - Page 16 with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review Galaxy's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties

         The following paragraphs summarize the responsibilities and duties of the Audit Committee. The frequency and timing of these activities is outline in the Audit Committee Meeting Agenda included in Schedule A.

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review Galaxy's annual audited financial statements prior to filing or distribution. Review should include discussion with management independent auditors of significant issues regarding accounting principles, practices and judgments.

         3. In consultation with management, the independent auditors and the internal auditors consider the integrity of Galaxy's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and internal auditors together with management's responses.

         4. Review with financial management and the independent auditors Galaxy's quarterly financial results prior to the release of earnings and/or Galaxy's quarterly financial statements prior to filing or distribution. Discuss any significant changes to Galaxy's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         INDEPENDENT AUDITORS

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. The Audit Committee will approve all fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with Galaxy that could impair the auditors' independence.

         8. The Audit Committee will review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.


Galaxy Energy Corporation Proxy Statement - Page 17

         9. Prior to releasing the year-end earnings, the Audit Committee will discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         INTERNAL AUDIT FUNCTION, TREATMENT OF COMPLAINTS, LEGAL AND REGULATORY COMPLIANCE, ANONYMOUS SUBMISSIONS BY EMPLOYEES

         11. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal auditor(s), as needed.

         12. Review the appointment, performance and replacement of the internal auditors.

         13. Review significant reports prepared by the internal auditor's with management's response and follow-up to these reports.

         14. On at least an annual basis, review with Galaxy's counsel, any legal matters that could have a significant impact on the organization's financial statements, Galaxy's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

         15. The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters.

         16. The Audit Committee will also provide and publish a procedure by which employees may submit on a confidential, anonymous basis to the Audit Committee any concerns they may have regarding questionable accounting or auditing matters.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

         17. Annually prepare a report to shareholders as required by the SEC. The report should be included in Galaxy's annual proxy statement.

         18. Perform any other activities consistent with this Charter, Galaxy's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

         19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.







Galaxy Energy Corporation Proxy Statement - Page 18

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    details above.


                            ANNUAL MEETING PROXY CARD


1. ELECTION OF DIRECTORS - The Board of Directors recommends a vote FOR the listed nominees.

                           FOR    WITHHOLD                                         FOR     WITHHOLD

     Marc E. Bruner        [ ]      [ ]           Robert Thomas Fetters, Jr.       [ ]       [ ]
     Carmen Lotito         [ ]      [ ]           Thomas Rollins                   [ ]       [ ]
     Cecil D. Gritz        [ ]      [ ]           Nathan C. Collins                [ ]       [ ]
     James E. Edwards      [ ]      [ ]                                            [ ]       [ ]

2. In his discretion, to transact such other business as may properly come before the meeting and any adjournments thereof.


AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears hereon, when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep            Signature 2 - Please keep
Signature within the box             Signature within the box                Date (mm/dd/yyyy)


[                             ]      [                                   ]   [        /        /         ]
 -----------------------------        -----------------------------------     -------- -------- ---------
















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




                        PROXY - GALAXY ENERGY CORPORATION


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            GALAXY ENERGY CORPORATION

The undersigned hereby appoints Marc E. Bruner proxy for the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse side, all shares of common stock of Galaxy Energy Corporation held of record by the undersigned on April 9, 2004 at the annual meeting of shareholders to be held on June 3, 2004, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS SET FORTH ON THE REVERSE SIDE. THE PROXY HOLDER NAMED ABOVE WILL VOTE IN HIS DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign, date and return this proxy promptly using the enclosed Envelope to: Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE.






















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